UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2002

Nomadic Collaboration International, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27131
(Commission File Number)

88-0381258
(IRS Employer Identification No.)

15359 North East 90th Street, Redmond, WA 98052
(Address of principal executive offices and Zip Code)

(425) 869-6868
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Pursuant to Rule 135c of the Securities Act of 1933, a press release with respect to a private placement offering is appended to this Form 8-K Current Report as exhibit 20.1.

Item 7. Exhibits

(20) Other Documents or Statements to Security Holders

20.1 Press Release dated May 15, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOMADIC COLLABORATION INTERNATIONAL, INC.

/s/ Raymond Polman
By: Raymond Polman
Chief Executive Officer, Director

Date: May 15, 2002